EXECUTION COPY

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


        ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of September 28, 2006, between Residential Funding Corporation, a Delaware corporation ("RFC") and Residential Asset Securities Corporation, a Delaware corporation (the "Company").

                                    Recitals

        A. RFC has entered into seller contracts ("Seller Contracts") with certain sellers and servicers.

        B. The Company wishes to purchase from RFC certain Mortgage Loans (as hereinafter defined) originated pursuant to the Seller Contracts.

        C. The Company, RFC, as master servicer (in such capacity, the "Master Servicer"), and U.S. Bank National Association, as trustee (the "Trustee"), are entering into a Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), pursuant to which the Trust proposes to issue Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX8 (the "Certificates") consisting of sixteen classes designated as Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class SB and Class R representing beneficial ownership interests solely in a trust fund consisting primarily of a pool that will be divided into (i) the adjustable and fixed rate one-to four-family mortgage loans identified on Exhibit F-1 to the Pooling and Servicing Agreement (the "Group I Loans") and
(ii) the adjustable and fixed rate one- to four-family mortgage loans identified on Exhibit F-2 to the Pooling and Servicing Agreement (the "Group II Loans," and together with the Group I Loans, the "Mortgage Loans").

        D. In connection with the purchase of the Mortgage Loans, the Company will assign to RFC the Class SB and Class R Certificates (the "Retained Certificates"). The Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates were offered to investors pursuant to a Prospectus Supplement dated September 26, 2006 (the "Prospectus Supplement").

        E. In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company and to assign certain of its rights under the Seller Contracts to the Company, and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

        F. The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

        NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

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        1. All  capitalized  terms used but not  defined  herein  shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

        2. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in September 2006). In consideration of such assignment, RFC will receive from the Company, in immediately available funds, an amount equal to $696,863,475.00 and the Retained Certificates. In connection with such assignment and at the Company's direction, RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed Mortgage Note, hereinafter defined) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent. A "Destroyed Mortgage Note" means a Mortgage Note the original of which was permanently lost or destroyed.

        The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this
Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other obligation of RFC. Nonetheless (a) this Agreement is intended to be and hereby is deemed to be a security agreement within the meaning of Articles 8 and 9 of the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and
(C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. RFC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first

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priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of RFC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company,
(2) any change of location of the state of formation, place of business or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

        3. Concurrently with the execution and delivery hereof, the Company hereby assigns to RFC without recourse all of its right, title and interest in and to the Retained Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

        4. RFC represents and warrants to the Company, with respect to each Mortgage Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified and provided that all percentages of the Mortgage Loans described in this Section 4 are approximate percentages by outstanding principal balance determined as of the Cut-off Date after deducting payments due during the month of the Cut-off Date):

                (i) Immediately prior to the delivery of the Mortgage Loans to the Company, RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien or security interest (other than (a) rights to servicing and related compensation, and (b) any senior lien relating to a Mortgage Loan listed on Exhibit A attached hereto (the "Junior Lien Mortgage Loans")) and had full right and authority to sell and assign the Mortgage Loans pursuant to this Agreement.

                (ii) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid.

                (iii) The Mortgagor (including any party secondarily liable under the Mortgage File) has no right of set-off, defense, counterclaim or right of rescission as to any document in the Mortgage File except as may be provided under the Relief Act.

                (iv) RFC and any other originator, servicer or other previous owner of each Mortgage Loan has obtained all licenses and effected all registrations required under all applicable local, state and federal laws, regulations and orders, including without limitation truth in lending and disclosure laws, necessary to own or originate the Mortgage Loans (the failure to obtain such licenses or to comply with such laws, regulations and orders would make such Mortgage Loans void or voidable).

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                (v) A policy of title insurance,  in the form and amount that is in material compliance with the Program Guide, was effective as of the closing of each Mortgage Loan, is valid and binding, and remains in full force and effect except for Mortgaged Properties located in the State of Iowa where an attorney's certificate has been provided in accordance with the Program Guide. No claims have been made under such title insurance policy and no holder of the related mortgage, including RFC, has done or omitted to do anything which would impair the coverage of such title insurance policy.

                (vi) Each Mortgage Loan is a valid and enforceable first lien (or in the case of the Junior Lien Mortgage Loans, junior lien) on the Mortgaged Property subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

                (vii) All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and the building restriction lines of the Mortgaged Premises, or the policy of title insurance affirmatively insures against loss or damage by reason of any violation, variation, encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey.

                (viii)  There are no  delinquent  tax or  delinquent  assessment liens against the related Mortgaged Property, and there are no mechanic's liens or claims for work, labor or material or any other liens affecting such Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the Mortgage assigned to RFC, except those liens that are insured against by the policy of title insurance and described in (v) above.

                (ix) Each Mortgaged Property is free of material damage and is in good repair and no notice of condemnation has been given with respect thereto.

                (x) The improvements upon the Mortgaged Property are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor.

                (xi) The appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide.

                (xii) Each Mortgage Note and Mortgage constitutes a legal, valid and binding obligation of the Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights.

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                (xiii)  Each  Mortgage  Loan is  covered  by a  standard  hazard insurance policy.

                (xiv) None of the Mortgage Loans are secured by a leasehold estate.

                (xv) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the date or dates which such information is furnished.

                (xvi) No more than approximately 0.1% of the Group I Loans are 30 to 59 days Delinquent in payment of principal or interest. No more than approximately 0.1% of the Group I Loans have been a maximum of 30 to 59 days Delinquent in payment of principal or interest in the last 12 months. None of the Group I Loans are 60 or more days Delinquent in payment of principal or interest. None of the Group I Loans have been a maximum of 60 or more days Delinquent in payment of principal or interest in the last 12 months. None of the Group II Loans are 30 or more days Delinquent in payment of principal or interest. None of the Group II Loans have been a maximum of 30 or more days Delinquent in payment of principal or interest in the last 12 months. For the purposes of this representation a Mortgage Loan is considered Delinquent if a Subservicer or the Master Servicer has made any advances on the Mortgage Loan that have not been reimbursed out of payments by the mortgagor or on the mortgagor's behalf from a source other than a Subservicer, a Seller, the Master Servicer or an affiliated entity of either.

                (xvii) None of the Mortgage Loans with Loan-to-Value Ratios, or combined Loan-to-Value Ratios with respect to Junior Lien Loans, at origination in excess of 80% are insured by a borrower-paid, primary mortgage insurance policy.

                (xviii) The weighted average Loan-to-Value Ratios with respect to the Group I Loans, and the Group II Loans, in each case by outstanding principal balance at origination, are 85.34% and 84.64%, respectively.

                (xix) No more than approximately 0.7% of the Group I Loans are located in any one zip code area in New York and no more than approximately 0.4% of the Group I Loans are located in any one zip code area outside of New York. No more than approximately 0.5% of the Group II Loans are located in any one zip code area outside of Massachusetts and no more than approximately 0.5% of the Group II Loans are located in any one zip code area outside of Massachusetts.

                (xx) All of the Mortgage Loans that are adjustable-rate loans will adjust semi-annually based on Six-Month LIBOR. Each of the Mortgage Loans that are adjustable-rate loans will adjust on the Adjustment Date specified in the related Mortgage Note to a rate equal to the sum (rounded as described in the related Mortgage Note) of the related Index described in the Prospectus Supplement and the Note Margin set forth in the related Mortgage Note, subject to the limitations described in the Prospectus Supplement, and each Mortgage Loan has an original term to maturity from the date on which the first monthly payment is due of not more than approximately 30 years. On each Adjustment Date, the Mortgage Rate on each Mortgage Loan that is an adjustable-rate loan will be adjusted to equal the related Index plus the related Gross Margin, subject in each case to the Periodic Rate Cap, the Mortgage Rate and the Minimum Mortgage Rate. The amount of the monthly payment on each

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        Mortgage  Loan that is an  adjustable-rate  loan will be adjusted on the first day of the month  following the month in which the Adjustment Date
        occurs  to  equal  the  amount   necessary   to  pay   interest  at  the
        then-applicable   Mortgage  Rate  to  fully  amortize  the   outstanding
        principal balance of such Mortgage Loan over its remaining term to stated maturity. No Mortgage Loan is subject to negative amortization.

                (xxi) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the holder of the Mortgage Loan to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                (xxii) Approximately 15.9% and 12.1% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively, are units in detached planned unit developments. Approximately 3.1% and 2.9% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively, are units in attached planned unit developments. Approximately 2.3% and 1.4% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively, are units in townhouses. Approximately 6.5% and 7.4% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively, are condominium units. Each Mortgaged Property is suitable for year-round occupancy.

                (xxiii) Approximately 92.6% and 100% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively, are secured by the owner's primary residence. Approximately 2.7% and 0.0% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively, are secured by the owner's second or vacation residence. Approximately 4.7% and 0.0% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively, are secured by a non-owner occupied residence.

                (xxiv) Approximately 59.9% and 66.9% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively, are secured by detached one-family dwelling units. Approximately 12.2% and 9.2% of the Mortgaged Properties related to the Group I Loans and the Group II Loans, respectively, are secured by two- to four-family dwelling units.

                (xxv) The average outstanding principal balance of the Group I Loans at origination was approximately $177,121. The average outstanding principal balance of the Group II Loans at origination was approximately $155,995. No Group I Loan at origination had a principal balance of less than $12,000 or more than $1,000,000. No Group II Loan at origination had a principal balance of less than $12,990 or more than $416,000.

                (xxvi) As of the Cut-off Date, all Mortgage Rate adjustments on the Mortgage Loans that have reached an Adjustment Date have been done in accordance with the terms of the related Mortgage Note.

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                (xxvii) Any escrow arrangements  established with respect to any
        Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note.

                (xxviii) Except as otherwise specifically set forth herein, there is no default, breach, violation or event of acceleration existing under any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and no such default, breach, violation or event of acceleration has been waived by RFC or by any other entity involved in originating or servicing a Mortgage Loan.

                (xxix) Each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G 2(a)(1), (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section 1.860G 2(a)(3) or Treasury Regulation Section 1.860G 2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G 2(a)(1), (2), (4), (5), (6), (7) and (9).

                (xxx) No more than 44.9% of the Group I Loans have been classified by RFC as Credit Grade A4 Mortgage Loans, no more than 35.7% of the Group I Loans have been classified by RFC as Credit Grade A5 Mortgage Loans, no more than 9.3% of the Group I Loans have been classified by RFC as Credit Grade AX Mortgage Loans, no more than 6.6% of the Group I Loans have been classified by RFC as Credit Grade AM Mortgage Loans, no more than 1.5% of the Group I Loans have been classified by RFC as Credit Grade B Mortgage Loans and no more than 2.3% of the Group I Loans have been classified by RFC as Credit Grade C Mortgage Loans, in each case as described generally in the Prospectus Supplement.

                (xxxi) No more than 46.4% of the Group II Loans have been classified by RFC as Credit Grade A4 Mortgage Loans, no more than 35.7% of the Group II Loans have been classified by RFC as Credit Grade A5 Mortgage Loans, no more than 6.4% of the Group II Loans have been classified by RFC as Credit Grade AX Mortgage Loans, no more than 6.7% of the Group II Loans have been classified by RFC as Credit Grade AM Mortgage Loans, no more than 2.5% of the Group II Loans have been classified by RFC as Credit Grade B Mortgage Loans and no more than 2.7% of the Group II Loans have been classified by RFC as Credit Grade C Mortgage Loans, in each case as described generally in the Prospectus Supplement.

                (xxxii) No Mortgage Loan is a graduated payment loan or has a shared appreciation or contingent interest feature.

                (xxxiii) With respect to each Mortgage Loan, either (i) each Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note.

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                (xxxiv) No  Mortgage  Loan  provides  for  deferred  interest or negative amortization.

                (xxxv) None of the Mortgage Loans are buydown Mortgage Loans.

                (xxxvi) Each Mortgaged Property is a single parcel of real estate with a one- to four-unit single family residence thereon, a condominium unit, a manufactured housing unit, a unit in a townhouse, a planned unit development, a leasehold or a modular home; and no Mortgage Property consists of a mobile home or a manufactured housing unit that is not permanently affixed to its foundation.

                (xxxvii) No more than approximately 29.0% and 32.0% of the Group I Loans and Group II Loans, respectively, were made to Mortgagors with credit scores as described generally in the Prospectus Supplement of less than 600, excluding Mortgagors whose credit scores are not available to RFC. The weighted average of the credit scores for the Group I Loans and the Group II Loans for which Credit Scores are available to RFC was approximately 620 and 614, respectively, as of the Cut-off Date.

                (xxxviii) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan.

                (xxxix) The weighted average remaining term to stated maturity of the Group I Loans and the Group II Loans, as of the cut-off date, will be approximately 337 months and 340 months, respectively. The weighted average original term to maturity of the Group I Loans and the Group II Loans, as of the cut-off date, will be approximately 338 months and 342 months, respectively.

                (xl) No Group I Loan has a prepayment penalty term that extends beyond five years after the date of origination.

                (xli) Approximately 67.9% of the Group I Loans and 66.8% of the Group II Loans are Balloon Mortgage Loans.

                (xlii) None of the Mortgage Loans are loans that, under applicable state or local law in effect at the time of origination of such Mortgage Loan, are referred to as (1) "high cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees.

                (xliii) Each Mortgage Loan as of the time of its origination complied in all material respects with all applicable local, state and federal laws, including, but not limited to, all applicable predatory, abusive and fair lending laws.

                (xliv) None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

                (xlv) None of the Mortgaged Properties are units in manufactured housing developments.

                (xlvi) There is no Mortgage Loan in the trust that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia.

                (xlvii) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current version of Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.7 (attached hereto as Exhibit B); and there is no mortgage loan in the trust that was originated on or after January 1, 2005, which is a "high cost home loan" as defined under the Indiana Home Practices Act (I.C. 2409); provided that no representation and warranty is made in this clause (xlvii) with respect to 0.1% and 0.1% of the Group I Loans and Group II Loans, respectively, secured by property located in the State of Kansas or with respect to 0.1% and 0.1% of the Group I Loans and the Group II Loans, respectively, secured by property located in the State of West Virginia.

                (xlviii) With respect to each Group II Loan, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan.

                (xlix) The related Subservicer or the Master Servicer for each Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

                (l) The Subservicer for each Mortgage Loan or the Master Servicer will fully furnish, in accordance with the Fair Credit
        Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

                (li) With respect to any Group II Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity:

                        (i) the Seller's pricing methods include mortgage loans with and without prepayment premiums;

                        (ii) borrowers selecting Group II Loans which include such prepayment premiums receive some benefit, (e.g. a rate or fee reduction), in exchange for selecting a Group II Loan with a prepayment premium;

                        (iii) the originator of the Group II Loans had a verifiable policy of offering the borrower, or requiring third-party brokers to offer the borrower an array of mortgage loan products that included mortage loan products with prepayment premiums and mortgage loan products that did not require payment of such a premium;

                        (iv) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law;

                        (v) notwithstanding ay state or federal law to the contrary, the Master Servicer shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower's default in making the loan payments; and

                        (vi) no Group II Loan has a prepayment penalty term that
                        extends   beyond   three   years   after   the  date  of
                        origination.

                (lii) The originator of each Group II Loan offered the related borrower mortgage loan products for which the borrower qualified and we are not aware that the originator encouraged or required the borrower to select a mortgage loan product that is a higher cost product designed for less creditworthy borrowers.

                (liii) The originator of the Group II Loans adequately considered the borrower's ability to make payments by employing underwriting techniques that considered a variety of factors, such as: the borrower's income, assets and liabilities, and not solely the collateral value, in deciding to extend the credit at the time of origination.

                (liv) No borrower under a Group II Loan in the trust was charged "points and fees" in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, "points and fees" (x) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorney's fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fee and charges, in total do not exceed
        0.25 percent of the loan amount.

                (lv) With respect to any Group II Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

                (lvi) The principal balance at origination for each Group II Mortgage Loan that is secured by a single family property located in any state other than the States of Hawaii or Alaska did not exceed $417,000. The principal balance at origination for each Group II Mortgage Loan that is secured by a single family property located in the States of Hawaii or Alaska or the Territories of Guam or the Virgin Islands did not exceed $625,500. The principal balance at origination for each Group II Mortgage Loan that is secured by a two-, three- or four-family property located in any state other than the States of Hawaii or Alaska did not exceed $553,850, $645,300 or $801,950, respectively. The principal balance at origination for each Group II Mortgage Loan that is secured by a two-, three- or four-family property located in the States of Hawaii or Alaska or the Territories of Guam or the Virgin Islands did not exceed $800,775, $967,950 and $1,202,925, respectively.

                (lvii) With respect to any Group II Loan that is a subordinate lien mortgage loan:

                        (i) such lien is on a one- to four-family residence that is the principal residence of the borrower;

                        (ii) no subordinate lien mortgage loan has an original principal balance that exceeds one-half of the one-unit limitation for first lien mortgage loans, i.e. $208,500 (in Alaska, Guam, Hawaii or Virgin Islands: $312,750), without regard to the number of units; and

                        (iii) the original principal balance of the first lien mortgage loan plus the original principal balance of any subordinate lien mortgage loans relating to the same mortgaged property does not exceed the applicable Freddie Mac loan limit for first lien mortgage loans for that property type (as set out in Section 4(lvi) above).

                (lviii) No Group II Loan is "seasoned" (a seasoned mortgage loan is one where the date of the mortgage note is more than 1 year before the date of issuance of the related security).

                (lix) No refinance or purchase money mortgage loan in the trust has an APR or total points and fees that exceed the thresholds set by the Home Ownership and Equity Protection Act of 1994 ("HOEPA") and its implementing regulations, including 12 CFR ss. 226.32(a)(1)(i) and (ii).

        Upon discovery by RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties in respect of any Mortgage Loan, or upon the occurrence of a Repurchase Event (as described in Section 5 below), which materially and adversely affects the interests of any holders of the Certificates, the Certificate Insurer or the Company in such Mortgage Loan (notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same), RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or, except as otherwise provided in
Section 2.04 of the Pooling and Servicing Agreement, either (i) purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in Section 2.04 of the Pooling and Servicing Agreement. Notwithstanding the foregoing, it is understood by the parties hereto that a breach of the representations and warranties made in any of clauses (xliii) through (lix) of this Section 4 with respect to any Group II Loan will be deemed to materially and adversely affect the interests of the Holders of the Certificates in the related Mortgage Loan. Notwithstanding the foregoing, RFC shall not be required to cure breaches, Repurchase Events or purchase or substitute for Mortgage Loans as provided above if the substance of such breach or Repurchase Event also constitutes fraud in the origination of the Mortgage Loan. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this
Section 4 was the representation set forth in clause (xliii) of this Section 4, then RFC shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

        5. With respect to the Mortgage Loans, a repurchase event ("Repurchase Event") shall have occurred if it is discovered that, as of the date hereof, the related Mortgage Loan was not a valid first lien or junior lien in the case of a Junior Lien Loan on the related Mortgaged Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (iii) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property.

        6. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company, and the Company hereby assumes, all of RFC's rights and obligations under the Seller Contracts with respect to the Mortgage Loans to be serviced under the Pooling and Servicing Agreement, insofar as such rights and obligations relate to (a) any representations and warranties regarding a Mortgage Loan made by a Seller under any Seller Contract and any remedies available under the Seller Contract for a breach of any such representations and warranties if (i) the substance of such breach also constitutes fraud in the origination of the Mortgage Loan or (ii) the representation and warranty relates to the absence of toxic materials or other environmental hazards that could affect the Mortgaged Property, or (b) the Seller's obligation to deliver to RFC the documents required to be contained in the Mortgage File and any rights and remedies available to RFC under the Seller Contract in respect of such obligation or in the event of a breach of such obligation; provided that, notwithstanding the assignment and assumption hereunder, RFC shall have the concurrent right to exercise remedies and pursue indemnification upon a breach by a Seller under any Seller Contract of any of its representations and warranties. If the Company or RFC asserts that it is not required to cure breaches or to purchase or substitute for Mortgage Loans under the Pooling and Servicing Agreement because the substance of the breach also constitutes fraud in the origination of any Mortgage Loan, then the substance of the related breach shall automatically be deemed to constitute fraud in the origination of a Mortgage Loan for purposes of clause (i) of this Section 6.

        7. RFC hereby represents and warrants to the Company that with respect to each Mortgage Loan, the REMIC's tax basis in each Mortgage Loan as of the Closing Date is equal to or greater than 100% of the Stated Principal Balance thereof.

        8. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

        9. RFC, as master servicer under the Pooling and Servicing Agreement (the "Master Servicer"), shall not waive (or permit a sub-servicer to waive) any Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Master Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. In no event will the Master Servicer waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If a Prepayment Charge is waived, but does not meet the standards described above, then the Master Servicer is required to pay the amount of such waived Prepayment Charge to the holder of the Class SB Certificates at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account. Notwithstanding any other provisions of this Agreement, any payments made by the Master Servicer in respect of any waived Prepayment Charges pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

                      [Signatures begin on following page.]

        IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement as of the date first above written.


                                            RESIDENTIAL FUNDING CORPORATION



                                            By:________________________________
                                            Name:
                                            Title:



                                            RESIDENTIAL ASSET SECURITIES
                                            CORPORATION



                                            By:________________________________
                                            Name:
                                            Title:

                                    EXHIBIT A

                       LIST OF JUNIOR LIEN MORTGAGE LOANS


                 [SEE ATTACHMENT OR ON FILE WITH THE DEPOSITOR]


                                   EXHIBIT A-1

                                    EXHIBIT B

                APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                      FILE FORMAT FOR LEVELS(R) VERSION 5.7


                                                          REVISED April 18, 2006

           APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

        Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

                 STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION


---------------------------- ---------------------------------------- ---------------------------
                                                                            CATEGORY UNDER
                                 NAME OF ANTI-PREDATORY LENDING            APPLICABLE ANTI-
    STATE/JURISDICTION                 LAW/EFFECTIVE DATE                PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann. ss.ss. 23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- ---------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun.        Covered Loan
                             Code ss.ss. 757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- ---------------------------
Colorado                     Consumer Equity Protection, Colo. Stat.  Covered Loan
                             Ann. ss.ss. 5-3.5-101 et seq.

                             Effective for covered loans offered
                             or entered into  on or after  January
                             1, 2003.  Other  provisions of  the
                             Act took effect on June 7, 2002
---------------------------- ---------------------------------------- ---------------------------


                                   EXHIBIT B-1


---------------------------- ---------------------------------------- ---------------------------
                                                                            CATEGORY UNDER
                                 NAME OF ANTI-PREDATORY LENDING            APPLICABLE ANTI-
    STATE/JURISDICTION                 LAW/EFFECTIVE DATE                PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Connecticut                  Connecticut Abusive Home Loan            High Cost Home Loan
                             Lending Practices Act, Conn. Gen.
                             Stat. ss.ss. 36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- ---------------------------
District of Columbia         Home Loan Protection Act, D.C. Code      Covered Loan
                             ss.ss. 26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- ---------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.        High Cost Home Loan
                             ss.ss. 494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- ---------------------------


                                   EXHIBIT B-2


---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                       LAW/EFFECTIVE DATE                  APPLICABLE ANTI-
                                                                         PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6
                             2003
---------------------------- ---------------------------------------- ---------------------------
Georgia as amended           Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
(Mar. 7, 2003 - current)     Ann. ss.ss. 7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- ---------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C. ss. 1639, 12
                             C.F.R. ss.ss. 226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- ---------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815, ss.ss. 137/5 et seq.

                             Effective  January  1, 2004  (prior
                             to this  date, regulations under
                             Residential  Mortgage License Act
                             effective from  May 14, 2001)
---------------------------- ---------------------------------------- ---------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                             ss.ss. 16a-1-101 et seq.                 Consumer Loan (id. ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207         ---------------------------
                             became effective April 14, 1999;         High APR Consumer Loan
                             Section 16a-3-308a became effective      (id. ss. 16a-3-308a)
                             July 1, 1999
---------------------------- ---------------------------------------- ---------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home        High Cost Home Loan
                             Loan Act, Ky. Rev. Stat. ss.ss.
                             360.100  et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- ---------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9- A, ss.ss. 8-101 et seq.               Mortgage


                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- ---------------------------


                                  EXHIBIT B-3


---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                       LAW/EFFECTIVE DATE                  APPLICABLE ANTI-
                                                                         PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R. ss.ss.   High Cost Home Loan
                             32.00 et seq. and 209 C.M.R. ss.ss.
                             40.01 et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- ---------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                             ss.ss. 598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       High Cost Home Loan
                             Act of 2002, N.J. Rev. Stat. ss.ss.
                             46:10B- 22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- ---------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat. ss.ss. 58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- ---------------------------
New York                     N.Y. Banking Law Article 6-1             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- ---------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.
                             ss.ss.  24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- ---------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                             ss.ss. 1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- ---------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- ---------------------------


                                  EXHIBIT B-4


---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                       LAW/EFFECTIVE DATE                  APPLICABLE ANTI-
                                                                         PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
South Carolina               South Carolina High Cost and             High Cost Home Loan
                             Consumer Home Loans Act, S.C. Code
                             Ann. ss.ss. 37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- ---------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann. ss.ss. 31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- ---------------------------


                  STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                       LAW/EFFECTIVE DATE                   APPLICABLE ANTI-
                                                                         PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       Covered Home Loan
                             Act of 2002, N.J. Rev. Stat. ss.ss.
                             46:10B  22 et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- ---------------------------


                   STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                      LAW/EFFECTIVE DATE                    APPLICABLE ANTI-
                                                                         PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- ---------------------------


                                  EXHIBIT B-5


---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                      LAW/EFFECTIVE DATE                    APPLICABLE ANTI-
                                                                          PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       Home Loan
                             Act of 2002, N.J. Rev. Stat. ss.ss.
                             46:10B- 22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- ---------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat. ss.ss. 58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- ---------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.
                             ss.ss. 24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- ---------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann. ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- ---------------------------


                                  EXHIBIT B-6